UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Graco Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to Be Held on April 21, 2011

GRACO INC.
GRACO INC.
88 11TH AVENUE N.E.
MINNEAPOLIS, MN 55413-1894

Meeting Information
  Meeting Type: Annual
  For holders as of:      February 22, 2011
  Date: April 21, 2011          Time: 2:00 p.m. CT

Location:	George Aristides Riverside Center (RI) 1150 Sibley Street NE Minneapolis, MN 55413-1894

You are receiving this communication because you hold shares in the above-named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—     Before You Vote     —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT          FORM 10-K         ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) available and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) By Internet:	www.proxyvote.com
2) By Telephone:	1-800-579-1639
3) By E-Mail*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 7, 2011 to facilitate timely delivery.
—     How To Vote     —
Please Choose One of The Following Voting Methods
Vote In Person: If you intend to vote in person at the meeting, you will need to request a ballot at the meeting to vote the shares. You will be required to present sufficient proof of ownership of shares at the meeting before you receive a ballot.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You may vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you
vote FOR the following nominees:

1.	Election of Directors

Nominees

	01)	Patrick J. McHale

	02)	Lee R. Mitau

	03)	Marti Morfitt

The Board of Directors recommends you vote FOR the following proposals:

2.	Ratification of appointment of Deloitte & Touche LLP as the independent registered public accounting firm.

3.	Advisory, non-binding resolution to approve our executive compensation.

The Board of Directors recommends you vote 1 year on the following proposal:

4.	Advisory, non-binding vote on the frequency for which shareholders will have an advisory, non-binding vote on our executive compensation.

The Board of Directors recommends you vote AGAINST the following proposal:

5.	Shareholder proposal to adopt majority voting for the election of directors.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.